FORM 8-K CURRENT REPORT

Filed with the
U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations Under
Section 13(a) of the Securities Exchange Act of 1934

Date of This Report: Period Ending: March 31, 2007

(Date of Earliest Transaction Described in This Report: December 27, 2006)
(Date This Report Filed with the Commission: June 20, 2007)

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY EXPLANATION.

     This is a current report filed with the U. S. Securities and Exchange Commission (the "Commission") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") on Form 8-K (this "Report"), and may contain information concerning its totally-held subsidiary, Residential Income Properties, Inc., a New York corporation (the "Subsidiary").

     The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

     This Report sets forth the Registrant's notification to the Commission and to its shareholders of the existence and subsequent termination of a lease agreement for its former principal executive office in Las Vegas, Nevada. In addition, this Report contains ancillary information that is appurtenant to said termination, the limitations on the Registrant's working capital, and other matters directly relating to the costs associated with the Registrant's exit or disposal activities as the result of the termination.

SECTION 2 - FINANCIAL INFORMATION

Item 2.05. Costs Associated with Exit or Disposal Activities.

     Some of the statements made in Item 2.05 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described in this item may be deemed to be "forward-looking". Forward-looking statements ARE NOT historical facts; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Registrant in further filings, schedules, or reports the Registrant must file with the Commission.

History and Background.

     On or about December 27, 2006, the Registrant entered into a lease agreement with Briden Business Services, Inc. of Las Vegas, Nevada (the "Briden Lease"). The Registrant entered into the Briden Lease in order to occupy and to use that certain office space, Suite 710, commonly located at 1515 East Tropicana Avenue in Las Vegas, Nevada (the "Office") as its principal executive office. In brief, the Briden Lease permitted the Registrant to use of the Office on a month-to-month basis in exchange for the payment to Briden of $60 per month. While the Briden Lease was dated December 27, 2006, the Registrant was not obligated to pay rent until February 1, 2007. Briden did not require the Registrant to deposit with it the customary security associated with its office leases, in-general. It was the further understanding between the Registrant and Briden that, while on a month-to-month basis, the Registrant would be obligated to pay Briden a minimum of three months' rent. The Registrant paid rent for February and for March, and, subsequently, pursuant to the terms and conditions of the Briden Lease, the Briden Lease expired on or about March 31, 2007 due to the failure by the Registrant to maintain its minimum monthly rent payments. The Registrant did not receive a formal notice to quit from Briden in this regard and, to-date, the Registrant has not received any notice of collection or of any litigation threatened against the Registrant by Briden, its employees, or attorneys. (The Registrant has endured a number of development-related setbacks to limitations on its existing working capital. The Registrant is identifying the existence of these financial limitations in Section 3 of this Report. Readers hereof are encouraged to review the Registrant's statements in this regard.)

     The Registrant did not report the existence of the Briden Lease as a material contract with the Commission, because the Briden Lease was made and performed in the ordinary course of business and because the rent amount and the Registrant's continuing liability was not material to the Registrant's financial standing, nor would any such current or continuing liability be adverse to the Registrant upon the voluntary or involuntary termination of the Briden Lease. Further, the Registrant's President concluded that Briden would not initiate cross-country litigation to collect the balance owing to Briden by the Registrant; in principal, the sum of $60.

     (For reference purposes, the Registrant is annexing the Briden Lease as Exhibit 99.1 hereto, which it is incorporating herein by reference thereto.)

Costs Associated with Exit Activities.

     The Registrant's President was authorized by its Board of Directors to discontinue operations at the Registrant's former principal executive office in Las Vegas, Nevada. In association with the Registrant's exit activities as the result of closing its Las Vegas Office, the Registrant's Audit Committee has determined that certain accounting methods and procedures for costs associated with said exit activities may be required.

     As the result of closing its Las Vegas Office, the Registrant was obligated to pay Briden one month's rent at $60 and was obligated to pay for the telephone service it maintained in its name. The Registrant's Audit Committee has determined that the amount due to its telephone service provider, following its discontinuation of service to the Registrant at the Las Vegas Office, was approximately $498, excluding collection fees and any other costs or fees as the result of any collection attempts or future litigation in this regard.

     In regard to the telephone bill, the Registrant has classified this as an account payable, payable in due course, subject to the Registrant's availability of adequate funds to discharge the debt.

     To the best of the Registrant's knowledge, and, to the best knowledge of the Registrant's Audit Committee, the Registrant does not use the "operating cycle concept" to prepare, construe, or pronounce any statement of its financial condition.

     The Registrant views the closing amount owed to Briden as a lease obligation to be paid in due-course, again, subject to the Registrant availability of adequate funds.

     In terms of the contractual obligation represented by the Briden Lease, the Registrant's Audit Committee has determined that the termination or cancellation of the Briden Lease does not fall within the category of cancelled or terminated contracts under the Federal Accounting Standards Board ("FASB") Statement of Financial Accounting Standard No. 146, named Accounting for Costs Associated with Exit or Disposal Activities ("SFAS No. 146"). Rather, the termination or cancellation of the Briden Lease will fall within purview of paragraph 14(c) of FASB Statement No. 13, entitled Accounting for Leases.

     Lastly, the Registrant did not itself employ or independently contract with any persons to perform work or services at the Las Vegas Office; thus, no considerations under SFAS No. 146 need be considered as the result of the exist activities associated with the closure and discontinuation of operations at the Las Vegas Office. Furthermore, the Registrant used the existing furnishings that were in-place at the Office and owned no short-lived or long-lived assets. Consequently, there are no issues to be considered for the disposition of any such assets in connection with the Registrant's closure of its Las Vegas Office.

SECTION 3 - SECURITIES AND TRADING MARKETS

     Some of the statements made in Section 3 of this Report, specifically, those parts of this item that refer to or describe the availability of the Registrant's working capital, may be deemed "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described under this item may be deemed "forward-looking". Forward-looking statements ARE NOT historical facts; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE

DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Registrant in further filings, schedules, or reports the Registrant must file with the Commission.

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

A. Limitations on the Registrant's Available or (Forecast) Working Capital and/or Credit Resources.

     The Registrant previously reported to the Commission that, independent from the Registrant's capability to obtain certain, limited advances or loans from its shareholders, officers, directors, insiders, or affiliates, the Registrant has been unable to secure independent sources of working capital or financing, and, thus, the Registrant is obligated to notify the Commission, its shareholders, any prospective investors, and the public-at-large on any limitations or restrictions related to its available or forecast working capital (pursuant to the General Instruction under Item 3.03 of Form 8-K).

     For approximately 16 months prior to the date of this Report, the Registrant has been affected by severe limitations on its available working capital due to a combination of the following principal factors: (1) the overall expense the Registrant is required to bear to administer its corporate affairs, (2) the Registrant's difficulty to obtain suitable and adequate capital or credit accommodations to conduct its ongoing business operations (which are being conducted by the Registrant through its Subsidiary), (3) the Registrant's incapability to qualify for suitable capital or credit facilities as the result of (a) its delinquency to maintain its current, periodic, and annual reports with the Commission in accordance with its obligations under Section 13(a) of the Securities Exchange Act of 1934 and (b) its inability to initiate a quotation for its common voting equity securities as the result of its reporting obligation delinquency, and, (4) the limitations on its capability to engage the needed number of qualified administrative, accounting and legal personnel or retainers.

     As the direct result of the absence of any immediate or adequate working capital or satisfactory credit accommodations to address the issues hereinabove, and in respect of the status of the debts and liabilities of the Registrant, the Registrant must notify its shareholders that its Board of Directors does not intend to declare or pay a cash dividend in the 17-month period following the date of this Report.

     In order for the Registrant to continue as a going concern, (a) it must be able to engage in one or more transactions that involve the acquisition of operating asset or assets, without first having to pay an initial and/or immediate disbursement of funds (to the seller or transferee of any such assets), (b) it must be able to remedy its present reporting obligations' delinquencies with the Commission, or (c) it must be able to enter into a business combination transaction with a company that will accept the responsibility to discharge or otherwise assume the Registrant's debts and financial obligations and be willing to assume and agree to perform the Registrant's reporting obligations to the Commission, as such obligations are enumerated in Section 13(a) of the Exchange Act. Lest none of these events occur in a timely fashion, it is unlikely the Registrant will be capable of continuing as a going concern.

     In the interim, however, the Registrant's President and Chief Executive Officer has agreed to extend the Registrant a sum sufficient for the Registrant to perform its minimum obligations as are stated elsewhere in this Report, with the exception of certain accounts that have placed in collection and for which the Registrant has determined do not pose the threat of litigation. Such advances to the Registrant shall be deemed to be non-interest advances from a shareholder and shall be accounted for as in the past has been reflected on the Registrant's financial statements and books-of-account.

     Within 30 days from the date this Report is actually filed with the Commission, the Registrant expects to be able to file all non-financial disclosures applicable to the Registrant's conduct for all periods prior to such date.

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

     (The Registrant does not claim "statutory safe harbor" provisions for any portion of the information disclosed in this Item 8.01. )

     On or about February 7, 2007, the Registrant executed and delivered a lease agreement to Briden Business Services, Inc. of Las Vegas, Nevada (the "Briden Lease"), with regard to its rental of an office in Suite 710 at 1515 East Tropicana Avenue in Las Vegas, Nevada (the "Office"). As of the effective date of the Briden Lease, which was December 27, 2006, the Office became the principal executive office of the Registrant.

     The location of the Office is directly off of a main street that traverses the southern area of Las Vegas and is approximately one and one-half miles east of Las Vegas Boulevard, commonly referred to as the "Strip." The Office is an older two-story building located on Tropicana Avenue just east of Maryland Parkway, another major north-south thoroughfare in Las Vegas. The principal use of the premises where the Office is located is that of an office building and the principal tenants of the office building are engaged in various activities, too numerous to mention in this Report. The Office was adequate for then the present use by the Registrant.

     The Registrant's former principal executive address was located on the Second Floor of an office building that is commonly located at 233 Alexander Street in the City of Rochester, New York.

The Registrant did not own, and had no ownership or shared ownership interest in, the real property where its former principal executive office was located. The
Registrant did not renovate, develop, or improve, the Office.

     During the Registrant's tenancy of the Office, it was the opinion of the Registrant's President that the Office, and the real property that comprised the leased premises, were adequately covered by fire, casualty, loss of property, and general indemnity insurance, and, the Registrant and its Subsidiary would not have suffered any financial losses as the result of its tenancy therein.

     The lease of the Office under the Briden Lease created a direct financial obligation of the Registrant, although, not material to the financial standing of the Registrant.

     The terms and conditions of the Briden Lease were extremely favorable to the Registrant, and beyond any commercially reasonable terms. (A facsimile of the Briden Lease is annexed as Exhibit 99.1 hereto and is incorporated herein by reference thereto.)

     There were no certain relationships or related transactions associated with the execution, delivery, or performance under the Briden Lease by the Registrant with any officer, director, employee, or agent of Briden, as those italicized phrases are terms defined in the Commission's rules and regulations.

     On or about February 28, 2007, the Registrant presumed that the Briden Lease was terminated by Briden for non-payment and the Registrant closed the Office, which included the discontinuation of telephone and utility services thereupon.

     As the result of the closure of its Las Vegas Office, the Registrant does not maintain a physical address for its principal executive office; rather, the Registrant relies on a mailing address to conduct its business. For the time being, the Registrant's books and records are maintained by the Registrant's President and located at his private residence. Consequently, the Registrant's books and records are not available for public inspection without first having to arrange an appointment with Mr. Hudson.

     The Registrant anticipates that it will be able to locate a suitable office somewhere in upstate New York under commercially reasonable terms. In accordance with the Registrant's overall development plan, the Registrant's senior executive management expects to secure such facility within 90 (ninety) days from the date of this Report. However, there can be no assurance that any such office will be located and secured by the Registrant, and, the Registrant is incapable of predicting the terms that will be associated with any such prospective rental or conditional use.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

The following exhibit is deemed to be "filed" by the Registrant.

The following exhibit is made a part of this Report by its annexation hereto:

Exhibit No.	Description of Exhibit
99.1	The Briden Lease dated December 27, 2006

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report. However, the Registrant undertakes no responsibility to update or provide additional information to any person or entity relative to its selective disclosure of non-public information, especially, to those individuals or entities disclosed in this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it; if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York, 14591-0202. As of the date of this Report, the Registrant does not operate a website and cannot assure its shareholders, the Commission, or the public that its mailing address will remain validly existing for any period beyond the date of this Report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 18, 2007

By Order of the Board of Directors:

Cartoon Acquisition, Inc., a United States corporation (the "Registrant")

Randolph S. Hudson

Chief Executive (Principal Executive) Officer

Acting Chief Financial (Acting Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND/OR PRINCIPAL FINANCIAL OFFICER.